Exhibit 99.1 NEWS RELEASE

VBV LLC AND ITS SUBSIDIAIRES

APPROVE MERGER WITH GREEN PLAINS RENEWABLE ENERGY, INC.

CHICAGO, IL – October 8, 2008 (Market Wire) – At separate meetings yesterday, the members of  VBV LLC (“VBV”) and its majority-owned subsidiaries, Indiana Bio-Energy, LLC of Bluffton, Indiana, and Ethanol Grain Processors, LLC of Obion, Tennessee, approved the previously-announced mergers with Green Plains Renewable Energy, Inc. (NASDAQ and AMEX: GPRE), a publicly-traded ethanol producer based in Omaha, Nebraska. Green Plains’ shareholders will vote on the merger proposal at a special meeting to be held on October 10, 2008. If Green Plains’ shareholders approve the transaction, closing is anticipated to occur late this month.

“VBV and its subsidiaries will be stronger as part of the combined Green Plains,” said Todd Becker, VBV’s Chief Executive Officer. “In Green Plains, we’ve found a partner that shares our philosophy and vision for renewable energy. Greens Plains compliments and adds value to our operations. VBV and its subsidiaries are enthusiastic about joining Green Plains to create a vertically-integrated platform for future growth.”

Pursuant to the terms of the merger agreement, VBV and its subsidiaries will become wholly-owned subsidiaries of Green Plains at closing.  In addition, at closing of the transaction, certain of VBV’s equity holders will be investing $60 million by purchasing 6 million shares of Green Plains’ common stock at $10 per share. This investment will provide the combined company with additional capital in order to pursue new opportunities for growth and development.

Green Plains currently operates two ethanol plants, eight grain elevators and related agronomy, feed and fuel businesses. VBV operates an ethanol marketing, blending and distribution business. Indiana Bio-Energy and Ethanol Grain Processors each operate a 110 million gallon per year ethanol plant. The Indiana Bio-Energy plant started operations in September, 2008. The Ethanol Grain Processors plant is expected to start operations in the fourth quarter of 2008. Following the merger, the combined company will produce approximately 330 million gallons of ethanol and approximately 1 million tons of distillers grains per year. The combined company will also operate grain storage capacity of approximately 22 million bushels.

“This merger creates a vertically-integrated operation that spans the ethanol value chain from corn procurement through ethanol marketing, blending and distribution,” said Becker. “Vertical integration is a proven strategy for commodity-based businesses.  This approach helps us increase efficiencies and decrease the amount of risk in our operations.”

“The Green Plains merger offers long-term value to Green Plains’ shareholders as well as our own equity holders,” continued Becker. “We look forward to receiving an affirmative vote from the Green Plains’ shareholders on October 10, 2008.”

Additional Information

The proposed merger will be submitted to Green Plains' shareholders. Green Plains has filed a registration statement with the U.S. Securities & Exchange Commission (“SEC”), which includes a proxy statement/prospectus regarding the proposed merger.

GREEN PLAINS' INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING VBV AND THE PROPOSED MERGER.

Documents containing information about Green Plains are currently available at the SEC website (www.sec.gov). A free copy of the registration statement is available at that website. Copies of the proxy statement/prospectus can also be obtained, free of charge, by directing a request as follows: Green Plains Renewable Energy, Inc., Attn: Scott B. Poor, Corporate Counsel/Director of Investor Relations, 9420 Underwood Avenue, Suite 100, Omaha NE 68114 or telephone (402) 884-8700. Neither this communication nor the proxy statement/prospectus will constitute an offer to issue Green Plains’ common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited--such an offer or issuance will only be made in accordance with the applicable law of such jurisdiction.

Green Plains and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Green Plains in connection with the proposed merger transactions. Information about the directors and executive officers of Green Plains is set forth in the proxy statement for Green Plains' 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger transactions may be obtained by reading the proxy statement/prospectus regarding the proposed merger. You may obtain free copies of these documents as described in the preceding paragraph.

About Green Plains Renewable Energy, Inc.

Green Plains, based in Omaha, Nebraska, has the strategy of becoming a vertically-integrated, low-cost ethanol producer. Green Plains’ ethanol segment operates two plants in Iowa with a combined operating capacity of approximately 110 million gallons of ethanol per year. Green Plains’ agribusiness segment operates grain storage facilities with a capacity of approximately 19 million bushels. Additionally, the agribusiness segment has complementary agronomy, feed and petroleum businesses.

About VBV LLC

VBV LLC is a Delaware limited liability company that holds majority interest in Indiana Bio-Energy, LLC of Bluffton, Indiana, and Ethanol Grain Processors, LLC, of Obion, Tennessee. Through these two ethanol plant subsidiaries, VBV is expected to have an ethanol operating capacity of approximately 220 million gallons of ethanol per year by the fourth quarter of 2008. VBV has an aggressive mergers and acquisition strategy to integrate and consolidate the ethanol value chain.

VBV’s equity holders include Bioverda International Holdings Limited and Bioverda Holdings US LLC, which are wholly-owned subsidiaries of NTR plc, and Wilon Holdings S.A. NTR, based in Dublin, Ireland, is a leading international developer and operator of renewable energy and sustainable waste management projects. Wilon Holdings, a company organized under the laws of Panama, is controlled by Alain Treuer, a Switzerland-based entrepreneur and venture capitalist. Mr. Treuer has helped develop successful businesses in diverse sectors such as telecom, renewable energy, consumer goods, internet security and biotechnology.

This news release may contain, among other things, certain forward-looking statements, with respect to each of Green Plains Renewable Energy, Inc. ("Green Plains"), VBV LLC ("VBV") and the combined company following the proposed mergers (the "Mergers") between Green Plains and VBV, and between Green Plains and each of Indiana Bio-Energy, LLC and Ethanol Grain Processors, LLC (the "VBV Subsidiaries") and related transactions (the "Merger Transactions"), as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Green Plains, including, without limitation, (i) statements relating to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger Transactions, (ii) statements regarding certain of Green Plains' goals and expectations with respect to shareholder value, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Green Plains' capitalization, and (iii) statements preceded by, followed by or that include the words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "projects," "outlook" or similar expressions. These statements are based upon the current beliefs and expectations of Green Plains' and/or VBV's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Green Plains' or VBV’s  control).

The following factors, among others, could cause Green Plains' financial performance to differ materially from that expressed in such forward-looking statements: (i) that the Merger Transactions may not ultimately close for any of a number of reasons; (ii) that Green Plains will forego business opportunities while the Merger Transactions are pending; (iii) that prior to the closing of the Merger Transactions, the businesses of Green Plains and VBV may suffer due to uncertainty; (iv) that, in the event the Merger Transactions are completed, the combination of Green Plains and VBV may not result in a stronger company; (v) that the costs related to the Merger Transactions will exceed the forecasted benefits; (vi) the risk that the businesses of Green Plains and/or VBV in connection with the Merger Transactions will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (vii) the risk that expected revenue synergies and cost savings from the Merger Transactions may not be fully realized or realized within the expected time frame; (viii) the risk that revenues following the Merger Transactions may be lower than expected; (ix) operating costs, revenue loss and business disruption following the Merger Transactions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (x) the risk that the strength of the United States economy in general and the ethanol industry specifically may be different than expected results; (xi) potential litigation; (xii) technological changes; (xiii) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger Transactions and Green Plains' merger with Great Lakes Cooperative which was consummated on April 3, 2008, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (xiv) unanticipated regulatory or judicial proceedings or rulings; (xv) the impact of changes in accounting principles; (xvi) the impact on Green Plains' and/or VBV's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; (xvii) the impact of changes in state and federal energy, environmental, agricultural or trade policies, and (xiii) Green Plains' success at managing the risks involved in the foregoing.

Green Plains cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Green Plains, the Merger Transactions or other matters and attributable to Green Plains or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Green Plains does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Company Contact:

Scott B. Poor

(402) 884-8700

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